Exhibit 21.1

                                                                Place of
                        Subsidiary Name                         Organization
--------------------------------------------------------------------------------
Direct Subsidiary of John Hancock Financial Services, Inc.
--------------------------------------------------------------------------------
John Hancock Life Insurance Company                             MA
John Hancock Insurance Company of Vermont                       VT
Long Term Care Partners LLC                                     DE
John Hancock International Holdings, Inc.                       MA
   John Hancock Life Assurance Company, Ltd.                    Singapore
   John Hancock Life Insurance Corporation                      Philippines
   John Hancock Life Insurance (Malaysia) Berhad                Malaysia
      Britama Credit Sdn Bhd                                    Malaysia
      Britama Properties Sdn Bhd                                Malaysia
      British American Investments Pte Ltd.                     Singapore
      The E-Software House Sdn Bhd                              Malaysia
      John Hancock Nominees (Tempetan) Sdn Bhd                  Malaysia
John Hancock International (Southeast Asia) Private Ltd.        Singapore
John Hancock Canadian Capital Limited                           Canada
John Hancock Canadian Corporation                               Canada
John Hancock Canadian Holdings Limited                          Canada
   The Maritime Life Assurance Company                          Canada
      Canadian Corporate Health Solutions Inc.                  Canada
      Churchill Office Park Limited                             Canada
      CIFAS Investment Corporation                              Canada
      Eclipse Claim Services Inc.                               Ontario, Canada
      Financial Life Assurance Company of Canada                Canada
   Dutch Village Investments Limited                            Canada
John Hancock International, Inc.                                MA
   John Hancock TianAn Life Insurance Company                   Shanghai, China
--------------------------------------------------------------------------------
Indirect Subsidiaries of John Hancock Financial Services, Inc.
--------------------------------------------------------------------------------
Brazilian Power Development, LLC                                DE
Comox Timber Ltd.                                               Prince Edward
                                                                Island, Canada
Hancock Farmland Australia Rural Management Company Pty         New South
Limited (FARM)                                                  Wales, Australia
Hancock Agriculture FARM Pty Ltd (FARM II)                      New South
                                                                Wales, Australia
Hancock Agriculture FARM Trust (FARM Trust)                     New South
                                                                Wales, Australia
Hancock Agriculture FARM LLC (FARM I)                           Queensland,
                                                                Australia
Frigate, LLC                                                    DE
Hancock Victorian Plantations Holdings Pty Ltd.                 Australia
   Hancock Victorian Plantations Pty Ltd.                       Australia
HBHC LLC                                                        DE
   Horseshoe Bend Hydroelectric Company                         ID
   Equinox Financial Group Inc.                                 Canada
      Equinox Investor Services, Inc.                           Canada
         EIS Insurance Services, Inc.                           Canada
      2733854 Canada Ltd.                                       Canada
      Landex Properties Ltd.                                    Canada
      P.V.S. Preferred Vision Services Inc.                     Canada
John Hancock Employees' Securities Company, LLC                 DE
John Hancock Employees' Securities Company II, LLC              DE
John Hancock Employees' Securities Company III, LLC             DE
John Hancock International Services, S.A.                       Belgium
John Hancock Receivables, Inc.                                  MA
John Hancock Servicos Internationais S/C Limitada               Brazil
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                                       1

                                                                Place of
                        Subsidiary Name                         Organization
--------------------------------------------------------------------------------
John Hancock Subsidiaries, LLC                                  DE
   The Berkeley Financial Group LLC                             DE
      John Hancock Advisers LLC                                 DE
         John Hancock Advisers International, Ltd.              United Kingdom
         John Hancock Funds LLC                                 DE
         John Hancock Advisers International, (Ireland) Ltd.    Ireland
         Patriot Group, Inc.                                    MA
            Patriot Advisers, Inc.                              MA
            Patriot Distributors, Inc.                          MA
         Transamerica Fund Management Company                   DE
            Transamerica Fund Distributors, Inc.                MD
      NM Capital Management, Inc.                               NM
      Sovereign Asset Management Corporation                    DE
   Essex Corporation d/b/a Essex Corporation of Connecticut,    NY
   Essex Corporation (NY), Essex Financial Services, Essex
   Financial Services, Inc., Essex Insurance Agency, Inc.,
   Essex Insurance Services, Essex Insurance Services, Inc.,
   First Annuity Corporation
      Essex Brokerage Services, Inc.                            OH
      Essex Holding Company, Inc.                               NY
         American Annuity Agency of Texas, Inc. d/b/a NBC       TX
         Insurance Services
         Ameritex Insurance Services, Inc. d/b/a Ameritex       TX
         Investment Services, Inc.
         Annuity Agency of Connecticut, Inc. d/b/a BNY          CT
         Insurance Agency, Inc.
         Annuity Agency of New Jersey, Inc. d/b/a BNY           NJ
         Insurance Agency
         Annuity Agency of New York, Inc. d/b/a BNY Insurance   NY
         Agency
         Constellation Financial Services, Inc. d/b/a CCF       NJ
         Cork Agency of Pennsylvania, Inc. d/b/a Midlantic      PA
         Investment Services
         Essex Agency, Inc. d/b/a Essex Agency of New York      NY
         Essex Agency of California                             CA
         Essex Agency of Ohio, Inc.                             OH
         Essex Agency of Texas, Inc.                            TX
         Essex Corporation of Illinois                          IL
         Essex National Insurance Agency, Inc.                  MA
         Essex Resources, Inc.                                  NY
         Evergreen Agency, Inc. d/b/a Main Line Investment      PA
         Services
         FSB Investment Services Corporation                    NY
         The Investment Center Agency, Inc.                     OH
         Loyal Financial Services, Inc. d/b/a Essex Agency of   NJ
         New Jersey, loyal Financial Services of Pennsylvania,
         CCM Financial Services
         Marquette Insurance Agency, Inc. (f/k/a Commerce       IL
         Insurance Services, Inc.
         Metro Agency, Inc.                                     NY
         New Amsterdam Insurance Agency, Inc.                   NY
         Newpoint Insurance Agency, Inc.                        OH
         Performance Annuity Insurance Agency                   CA
         Provident Insurance Center, Inc.                       MD
         Riverside Agency, Inc.                                 NY
         San Jacinto Insurance Agency, Inc.                     TX
         SNB Annuity Brokerage, Inc. d/b/a Correspondent        NY
         Insurance Agency of New York
         UNB Financial Services, Inc. d/b/a HTI Agency          NJ
      Essex National Insurance Agency, Inc. d/b/a Essex of      NY
      the Pacific Insurance Agency
      Essex National Securities, Inc. d/b/a ENSI                NY
      Fusion Clearing, Inc.                                     NY
   First Signature Bank & Trust Company                         NH
   Hancock Mezzanine Advisors, LLC                              DE
   Hancock Mezzanine Investments, LLC                           DE
   Hancock Mezzanine Investments II, LLC                        DE
      Hancock Mezzanine Partners, L.P.                          DE
      Hancock Mezzanine Partners II, LLC                        DE
         HMI Inc.                                               DE
*Not including G.P.'s "Carried Interest"
--------------------------------------------------------------------------------

                                                                Place of
                        Subsidiary Name                         Organization
--------------------------------------------------------------------------------
   SFG HCK Timber Partnership, L.P.                             DE
   Hancock New Forests Fund I (USA) L.P.                        DE
   Hancock New Forests Fund Australia Pty Ltd                   DE
   Hancock Natural Resource Group, Inc.                         DE
      Cahaba Forest Management, Inc.                            DE
      Cahaba Forests, LLC                                       DE
      ForesTree Australia I, LLC                                DE
         Hancock Victorian Plantations Australia I Pty Ltd.     Australia
      ForesTree Australia II, LLC                               DE
         Hancock Victorian Plantations Australia II Pty Ltd.    Australia
      Great Eastern Timber Company LLC                          DE
      Hancock Natural Resource Group Australia Pty Limited      Australia
      High Street Timber Partners, LLC                          DE
      John Hancock Timber Resource Corporation                  DE
         ForesTree A Limited Partnership                        MA
         ForesTree B Limited Partnership                        MA
         ForesTree 96 Limited Partnership                       MA
         ForesTree Washington Limited Partnership               MA
         ForesTree VI L.P.                                      DE
   Knightwood Holdings 1 LLC                                    DE
   Knightwood Holdings 2 LLC                                    DE
   Knightwood Holdings 3 LLC                                    DE
   Knightwood Holdings 4 LLC                                    DE
   Knightwood Holdings 5 LLC                                    DE
   Knightwood Holdings 6 LLC                                    DE
   Texas Municipal Plans Consortium, LLC
      Wilson River, LLC                                         OR
   Hancock Realty Investors Incorporated                        DE
      John Hancock Property Investors Corp.                     DE
      John Hancock Value Added Apartment Fund, LLC              MA
   Hancock Venture Partners, Inc.                               DE
   Back Bay Partners II, L.P.                                   DE
   HarbourVest Partners II, L.P.                                DE
   Back Bay Partners III, L.P.                                  DE
   Evergreen III Limited Partnership                            DE
   Back Bay Partners IV L.P.                                    DE
   Mayflower Fund Limited Partnership                           DE
   Back Bay Partners V L.P.                                     DE
   HarbourVest Partners III, L.P.                               DE
   Back Bay Partners VI L.P.                                    DE
   Falcon Ventures L.P.                                         DE
   Back Bay Partners VII L.P.                                   DE
   Massraf Faisal Al-Islami (Jersey) Ventures Limited Fund L.P. DE
   Back Bay Partners VIII L.P.                                  DE
   Harbour Vest International Private Equity Partners L.P.      DE
   Back Bay Partners X L.P.                                     DE
   Axis Mundi Fund L.P.                                         DE
   Back Bay Partners XI L.P.                                    DE
   Harbor Vest Partners IV - Partnership Fund L.P.              DE
   Back Bay Partners XII L.P.                                   DE
   Harbor Vest Partners IV - Direct Fund L.P.                   DE
   Back Bay Partners XIII L.P.                                  DE
   Falcon Ventures II L.P.                                      DE
   Back Bay Partners XVII L.P.                                  DE
--------------------------------------------------------------------------------

                                                                Place of
                        Subsidiary Name                         Organization
--------------------------------------------------------------------------------
   H.P. Russia L.P.                                             DE
      HVP-Russia, Inc.                                          DE
      HVP Special Purpose Sub I, Inc.                           DE
      HVP Special Purpose Sub II, Inc.                          DE
   John Hancock Capital Growth Management, Inc.                 DE
      Independence Investment LLC                               DE
      Independence Fixed Income LLC                             DE
      Independence Investment Funding Corp.                     DE
      Independence Investment Capital LLC                       DE
         Independence Investment Research Portfolio L.P.        DE
      Independence Investment Capital II LLC                    DE
         Independence Investment Long/Short Fund L.P.           DE
      Independence Investment Capital III LLC                   DE
         Independence Investment Health Care Sector Portfolio   DE
         L.P.
   JH Networking Insurance Agency, Inc.                         MA
      Networking, Inc.                                          TN
   John Hancock Assignment Company                              DE
      Texas Municipal Plans Consortium, LLC                     DE
   John Hancock Capital Corporation                             DE
   John Hancock Energy Resources Management Inc.                DE
      EIF Equity Holdings LLC                                   DE
      Energy Investors Partners, L.P.                           DE
      Energy Investors Partners II, L.P                         DE
      Project Finance Partners, L.P.                            DE
   John Hancock HealthPlans, Inc.                               MA
      Dikewood Computer Corp.                                   NM
      H.D. Management Corporation                               GA
         Ameriplan Health Systems, Inc.                         GA
            Ameriplan Health Services, Ltd.                     GA
               Ameriplan of Georgia, Inc.                       GA
   John Hancock Leasing Corporation                             DE
      JHFS One Corp.                                            MA
      JHLC Two Corp.                                            NY
   John Hancock Property and Casualty Holding Company           DE
      Signature Management Company, LTD                         Bermuda
      John Hancock Management Company                           DE
      John Hancock Reassurance Company, Ltd.                    Bermuda
   John Hancock Real Estate Finance, Inc.                       DE
   John Hancock Home Mortgage Corp.                             DE
   John Hancock Financial Acess, Inc.                           DE
   John Hancock Realty Advisors, Inc.                           DE
      John Hancock Corporate Tax Credit Fund I Limited          MA
      Partnership
      John Hancock Corporate Tax Credit Fund II, LLC            MA
      John Hancock Corporate Tax Credit Fund III Limited        MA
      Partnership
      John Hancock Corporate Tax Credit Fund IV, LLC            MA
      John Hancock Corporate Tax Credit Fund V, LLC             MA
      John Hancock Realty Management Inc.                       DE
      John Hancock Corporate Tax Credit Fund VI, LLP            MA
   John Hancock Realty Services Corp.                           DE
      John Hancock Realty Equities, Inc.                        DE
         John Hancock Income Fund II Assignor, Inc.             DE
         John Hancock Income Fund III Assignor, Inc.            DE
      John Hancock Realty Funding, Inc.                         DE
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                                       4

                                                                Place of
                        Subsidiary Name                         Organization
--------------------------------------------------------------------------------
   John Hancock Signature Services, Inc.                        DE
   Profesco Corporation                                         NY
   Professional Economic Services, Inc.                         NY
   Signator Financial Network, Inc.                             MA
      Signator Insurance Agency, Inc.                           MA
      Signator Insurance Agency of Ohio, Inc.                   OH
      Signator Insurance Agency of Nevada, Inc.                 NV
      Signator Insurance Agency of Alabama, Inc.                AL
      Signator Insurance Agency of Oklahoma, Inc.               OK
   Signator Insurance Agency of Texas, Inc.                     TX
      Signator Investors, Inc.                                  DE
         Hancock Partners Insurance Agency, Inc.                MA
John Hancock Variable Life Insurance Company                    MA
   Investors Partner Life Insurance Company                     DE
LR Company, LLC                                                 DE
LVI, LLC                                                        DE
P.T. Asuransi Jiwa Bumiputera John Hancock                      Indonesia
   P.T. Indras Insan Jaya Utama                                 Indonesia
PTPC Investor LLC                                               DE
Redwood Holdings Company, LLC                                   DE
   Redwood, LLC                                                 DE
2660 Woodley Road Joint Venture                                 DC
Signature Funding Company LLC                                   DE
Signature Fruit Company, LLC                                    DE
Woodley Road Associates, Inc.                                   DE


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